UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement


                          Ridgefield Acquisition Corp.
                ------------------------------------------------
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]      No fee required.
(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)      Proposed maximum aggregate value of transaction:
(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)      Amount previously paid:
(2)      Form, schedule or registration statement no.: DEF SCH 14C
(3)      Filing party: Ridgefield Acquisition Corp.
(4)      Date filed:    May 26, 2006

                          RIDGEFIELD ACQUISITION CORP.
                               100 Mill Plain Road
                           Danbury, Connecticut 06811
                            Telephone (203) 791-3871

                                               May 26, 2006

Dear Shareholder:


The purpose of the attached Information Statement is to inform the shareholders of record of Ridgefield Acquisition Corp. as of the close of business on April 28, 2006 (the "Record Date"), that the Board of Directors has declared a special stock dividend for the purposes of spinning off Bio-Medical Automation, Inc., which is wholly owned by Ridgefield Acquisition Corp., to the shareholders of Ridgefield Acquisition Corp. (the "Spin-off"). The Spin-off will be on a pro rata basis of one share of Bio-Medical Automation, Inc. for each share of Ridgefield Acquisition Corp. held as of April 28, 2006. Shareholder approval for the Spin-off is not required.

                        WE ARE NOT ASKING YOU FOR A PROXY
                    AND YOU ARE REQUESTED NOT TO SEND A PROXY

If you are an owner of common stock of Ridgefield Acquisition Corp. on the Record Date, then on the effective date of the Spin-off, you will own shares in both Ridgefield and Bio-Medical Automation, Inc.

The enclosed Information Statement is being sent to all shareholders of Ridgefield Acquisition Corp. as of the Record Date, to provide our shareholders and the public, information about the Spin-off and Bio-Medical Automation, Inc., including its plan of operation, capitalization, management and pro forma financial statements. We suggest you read the Information Statement carefully.

The securities of Bio-Medical Automation, Inc. being issued to our shareholders are restricted securities that have not been registered with the U.S. Securities and Exchange Commission and/or any state securities regulator. All certificates representing Bio-Medical Automation, Inc. common stock to be issued pursuant to the special stock dividend will contain a legend stating that the securities have not been registered and that such securities may not be transferred or sold absent registration or the availability of an exemption from registration.

Enclosed with this Information Statement is a copy of the Annual Report of Ridgefield Acquisition Corp. on Form 10-KSB for the year ended December 31, 2005.

We appreciate your continued interest in Ridgefield Acquisition Corp.

                                              By Order of the Board of Directors


                                              /s/ Steven N. Bronson

                                              ----------------------------
                                              Steven N. Bronson, Chairman

                          RIDGEFIELD ACQUISITION CORP.
                               100 MILL PLAIN ROAD
                           DANBURY, CONNECTICUT 06811
                            TELEPHONE (203) 791-3871


                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934


                               AS OF MAY 26, 2006


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

This Information Statement is being furnished to the shareholders of record as of April 28, 2006 (the "Record Date") of Ridgefield Acquisition Corp., a Colorado corporation (the "Company" or "Ridgefield"), in connection with the action taken by Ridgefield's Board of Directors on April 18, 2006, to issue a special dividend of 100% of the outstanding shares of its wholly owned subsidiary Bio-Medical Automation, Inc., a Nevada corporation ("Bio-Medical") to its shareholders of record on the Record Date (the "Spin-off").

Shares of Bio-Medical common stock will be issued, as a special stock dividend, to shareholders of Ridgefield common stock as of the close of business on the Record Date. These shareholders will receive one share of Bio-Medical common stock for every one share of Ridgefield common stock held as of the Record Date. The Spin-off will be effective no sooner than the 20th day after the mailing of this Information Statement to our shareholders.

No shareholder approval of the Spin-off is required or sought. Ridgefield shareholders will not be required to pay for the shares of Bio-Medical common stock to be received by them in the Spin-off, or to surrender or exchange shares of Ridgefield common stock in order to receive the stock dividend of Bio-Medical common stock or to take any other action in connection with the Spin-off. There is no current trading market for Bio-Medical common stock.

The shares of Bio-Medical common stock being issued to the shareholders of Ridgefield have not been registered under the Securities Act of 1933 or the Securities Exchange Act of 1934 or any state laws. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities of Bio-Medical or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.


This Information Statement does not constitute an offer to sell or the solicitation of an offer to buy any securities.


The date of this Information Statement is May 26, 2006, and it is first being mailed to shareholders of Ridgefield Acquisition Corp. on or about May 30, 2006.

Questions and Answers about the Spin-Off


What is the Spin-off?

In the Spin-off, the Company will distribute to its shareholders as of the Record Date all of the shares of our common stock of Bio-Medical Automation, Inc. as a special stock dividend. Following the Spin-off, Bio-Medical will be a separate company from Ridgefield, and Ridgefield will not have any ownership interest in Bio-Medical. The number of shares of Ridgefield common stock you own will not change as a result of the Spin-off.


What is the record date for the Spin-off?

The Record Date for the Spin-off is April 28, 2006, 5:00 p.m. (Eastern Time).


What do shareholders need to do to participate in the Spin-off?

Nothing, you are not required to take any action to receive Bio-Medical common stock in the Spin-off, although you must have been a Ridgefield shareholder as of the close of business on the Record Date of April 28, 2006. We urge you to read this entire document carefully. No shareholder approval of the Spin-off is required by applicable law, and we are not seeking shareholder approval of the Spin-off.


Do I have to pay anything for the Bio-Medical stock?

No. You do not have to pay anything to receive the Bio-Medical common stock pursuant to the Spin-off. The Spin-off is in effect a dividend of certain property owned by Ridgefield to its shareholders.


Do I have to send in my Ridgefield stock certificate?

No. You do not have to do anything to receive the Bio-Medical stock. If you are a Ridgefield shareholder as of the Record Date of the Spin-off, you will automatically receive the stock dividend of Bio-Medical common stock.


How much Bio-Medical stock will I receive?

You will receive one share of Bio-Medical common stock for each share of Ridgefield stock you own as of the Record Date.

When will the Spin-off be effective?

The shares of Bio-Medical common stock held by the Company will be issued to shareholders of the Company no sooner than 20 days after the mailing of this Information Statement to the Company's shareholders and the effectiveness of Bio-Medical's registration statement on Form 10-SB (the "Spin-off Date").


Will I get a stock certificate?

Yes. You will receive a stock certificate representing your shares of Bio-Medical common stock. The stock certificate will retain a restrictive legend that states that the shares of Bio-Medical common stock have not been registered under the Securities Act of 1933 and that such shares may not be assigned, sold, transferred or conveyed absent registration or an exemption from registration.


Will my Ridgefield stock continue to be publicly traded?

Yes. The Ridgefield common stock will continue to be traded on the NASDAQ OTCBB under the symbol "RDGA".


Do I have dissenter's rights or appraisal rights?

No. Holders of Ridgefield common stock are not entitled to any dissenter's rights or appraisal rights in connection with the Spin-off.


Who is the transfer agent for Bio-Medical's common stock?

Atlas Stock Transfer Corporation
5899 S State Street
Salt Lake City, Utah 84107
Telephone (801)266-7151


Where can Ridgefield shareholders get more information?

You should direct inquiries concerning Ridgefield, the Spin-off and or Bio-Medical to:

Ridgefield Acquisition Corp.
Attn: Steven N. Bronson, President
100 Mill Plain Road
Danbury, Connecticut
Telephone (203)791-3871


After the Spin-off, you should direct inquiries concerning Bio-Medical to:

Bio-Medical Automation, Inc.
Attn: Steven N. Bronson, President
100 Mill Plain Road
Danbury, Connecticut

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this information statement that are not historical facts, but rather reflect Bio-Medical's current expectations concerning future results and events constitute forward-looking statements. The words "believes," "expects," "intends," "plans," "anticipates," "intend," "estimate," "potential," "continue," "hopes," "likely," "will," and similar expressions, or the negative of these terms, identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Bio-Medical, or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's view only as of the date of this information statement. Bio-Medical undertakes no obligation to update the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.




               INFORMATION CONCERNING RIDGEFIELD ACQUSITION CORP.

Ridgefield was incorporated in the State of Colorado in 1983. Ridgefield is engaged in, among other things, seeking to arrange for a merger, acquisition, business combination or other arrangement by and between the Company and a viable operating entity.

For information concerning Ridgefield's plan of operation, capitalization, management and financial statements, readers are referred to Ridgefield's Annual Report on Form 10-KSB for the year ended December 31, 2005, including Ridgefield's audited consolidated financial statements, a copy of which is enclosed herewith and incorporated herein by reference.

                       INFORMATION CONCERNING BIO-MEDICAL

On March 19, 2002, Ridgefield was awarded United States Patent No. US 6,358,749 B1 for the "Automated System for Chromosome Microdissection and Method of Using Same" (the "Patent"). The Patent covers an automated system and method for microdissection of samples such as chromosomes or other biological material, and in particular, it relates to a robotic assisted microdissection system and method that significantly reduces the time and skill needed for cellular and sub-cellular dissections. Microdissection is defined as dissection under the microscope; specifically: dissection of cells and tissues by means of fine needles that are precisely manipulated by levers. The system and method covered by the Patent attempts to provide reliability and ease of operation thereby making microdissection widely available to laboratories.

During the first quarter of 2003, the Board of Directors of Ridgefield authorized the formation of a wholly owned subsidiary of Ridgefield for the purposes of owning, developing and exploiting the Patent. On March 3, 2003, Ridgefield filed Articles of Incorporation with the Secretary of State of the State of Nevada to form Bio-Medical Automation, Inc., a Nevada corporation wholly owned by Ridgefield. The Board of Directors of Ridgefield authorized management of Ridgefield to transfer the Patent to the Subsidiary in exchange for 5,000,000 shares of the common stock of Bio-Medical. The transfer of the Patent to Bio-Medical became effective in the quarter ended June 30, 2003. Bio-Medical's Articles of Incorporation and bylaws are attached to Ridgefield's Annual Report of Form 10-KSB for the fiscal year ended December 31, 2005 as
Exhibit 3.6 and Exhibit 3.7, respectively.

Following the Spin-off, Bio-Medical and Ridgefield will operate independently, and neither will have any stock ownership, beneficial or otherwise, in the other.


Description of Bio-Medical's Business

Bio-Medical has never derived any revenues from the technology covered by the Patent and there can be no assurances that Bio-Medical will be able to derive any revenues from the exploitation of the Patent. Bio-Medical will attempt to research and develop a commercial application for the technology covered by the Patent or seek investors or entities for a joint venture or licensing agreement. There can be no assurances that Bio-Medical will be able to find a commercial application for the technology covered by the Patent or a viable alternative to exploiting the Patent. Even if Bio-Medical is able to develop a commercial application for the technology covered by the Patent, there can be no assurances that they will be able to successfully market such application.

Bio-Medical expects to encounter competition from other entities in the medical device business with technology similar to that covered by the Patent. Many of these entities, including large drug and medical companies, bio-technology companies, venture capital partnerships and corporations, blind pool companies, large industrial and financial institutions, small business investment companies and wealthy individuals, are well-established and have extensive experience in connection with developing and exploiting medical technology and devices. Many of these competitors possess greater financial, technical, human and other resources than Bio-Medical and there can be no assurance that Bio-Medical will have the ability to compete successfully. Bio-Medical's financial resources will be limited in comparison to those of many of its competitors. There can be no assurance that such prospects will permit Bio-Medical to achieve its stated business objectives.

Bio-Medical has never derived any revenues from the Patent. There can be no assurances that Bio-Medical will be able to successfully exploit the Patent or market the technology covered by the Patent or that Bio-Medical will ever derive any revenues from the Patent or the technology covered by the Patent.


Description of Property

Since January 5, 2004, Bio-Medical has maintained its principal offices at 100 Mill Plain Road, Danbury, Connecticut 06811. The Company is using a portion of the premises occupied by Catalyst Financial LLC, a full service brokerage, investment banking and consulting firm, located at 100 Mill Plain Road, Danbury, Connecticut 06811. Steven N. Bronson, the President of Bio-Medical, is the principal and owner of Catalyst Financial LLC. Catalyst Financial LLC has agreed to waive the payment of any rent by Bio-Medical for use of the offices.

Prior to January 5, 2004, Bio-Medical used a portion of the premises located at 10 South Street, Suite 202, Ridgefield, Connecticut 06877, occupied by Catalyst Financial LLC. Bio-Medical did not pay any rent to Catalyst Financial LLC for the use of the offices located at 10 South Street, Suite 202, Ridgefield, Connecticut 06877.


Bio-Medical's Directors and Executive Officers

The following table sets forth certain information concerning Bio-Medical's directors and executive officers, including employment history and any directorships held in public companies;

Name                  Age         Position
-----------------     ---         --------------------------------------------
Steven N. Bronson      41         Chairman, President, Treasurer and Secretary
Alan Rosenberg         36         Director
Louis Meade            50         Director


Steven N. Bronson has served as a director of Bio-Medical since March 3, 2003. Mr. Bronson is also a director of Ridgefield. Mr. Bronson is also the President of Catalyst Financial LLC, a privately held full service securities brokerage and investment banking firm. Mr. Bronson has held that position since September 24, 1998. During the period of 1991 through September 23, 1998, Mr. Bronson was President of Barber & Bronson Incorporated, a full service securities brokerage and investment banking firm. In addition, Mr. Bronson is an officer and director of 4net Software, Inc., a publicly traded corporation.

Alan Rosenberg has served as a director of Bio-Medical since January 31, 2006. Mr. Rosenberg currently serves as an Agency Chief Information Officer for the City of New York's Department of Small Business Services. Prior to that, he was a Director in the Office of the CIO for the Department of Information Technology and Telecommunications for the City of New York. He also served as the Deputy Director of Management Information Systems (MIS) for the City of New York, Office of the Mayor. Mr. Rosenberg graduated from Polytechnic University with a MS in the Management of Technology and holds a BA from Ohio State University. In addition, Mr. Rosenberg is a director of 4net Software, Inc., a publicly traded corporation.

Louis Meade has served as a director of Bio-Medical since January 31, 2006. Mr. Meade has extensive experience in the development, funding and operation of small businesses. Mr. Meade is currently the Chairman and Chief Executive Officer of Private Company Marketplace, Inc., which offers a centralized information clearinghouse and trading platform for Accredited Investors who have invested in private companies. Mr. Meade brings over twenty-five years experience in private and public companies. Mr. Meade was a founding member and investor in Anthrogenesis, Inc., a company which was sold to Celgene (CELG-Nasdq) in 2002 for $ 70 million dollars. In his dealings with public companies Mr. Meade had worked for the American Stock Exchange for three years and was responsible for listing companies on the American Stock Exchange. He is Series 7 and Series 63 registered. Mr. Meade has also worked on numerous offerings. Mr. Meade holds an M.B.A. from Pace University and has a B.B.A. from Benard M. Baruch College.

No director, executive officer, promoter or control person of Bio-Medical has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
(ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated. There are no family relationships among any directors and executive officers of the Subsidiary.


Indemnification of Bio-Medical's Directors and Officers

Bio-Medical's Articles of Incorporation provide for indemnification of Bio-Medical officers and directors to the full extent permitted by Nevada law, which generally permits indemnification for actions taken by officers or directors as Bio-Medical representatives if the officer or director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation.

As permitted under Nevada law, the by-laws contain a provision eliminating the personal liability of directors to Ridgefield and/or Bio-Medical shareholders for monetary damages for any action taken, except for breaches of, or failure to perform their fiduciary duties, and such breach or failure constituted self-dealing, willful misconduct or recklessness. The applicable provisions of Nevada law pertain only to breaches of duty by directors as directors and not in any other corporate capacity, including as officers. As a result of the inclusion of these provisions, shareholders may be unable to recover monetary damages against directors for actions taken by them which in violation of their fiduciary duties and are not the result of self-dealing, willful misconduct or recklessness, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to shareholders in any particular case, shareholders may not have any effective remedy against the challenged conduct.

Committees of Bio-Medical's Board Of Directors

Bio-Medical's Board of Directors does not have any committees.


Bio-Medical's Executive and Director Compensation

Bio-Medical has never paid any compensation it is directors.

Bio-Medical has never paid any compensation to its officers. Bio-Medical has not entered into any employment agreements. Steven N. Bronson, the Chairman and President of the Ridgefield is the sole officer of Bio-Medical without any salary or written employment agreement.


Bio-Medical's Dividend Policy

Payment of future cash dividends, if any, will be at the discretion of Bio-Medical Board of Directors in accordance with applicable law after taking into account various factors, including Bio-Medical's financial condition, operating results, current and anticipated cash needs, plans for expansion and contractual restrictions with respect to the payment of dividends.


Capitalization of Bio-Medical

Bio-Medical is authorized to issue of 45,000,000 shares of capital stock, consisting of 40,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, par value $.01 per share. Immediately prior to the Spin-off, Bio-Medical will have 1,140,773 shares of common stock, par value $.001 per share issued and outstanding, and no shares of preferred stock issued and outstanding. All of the shares of Bio-Medical common stock issued and outstanding prior to the Spin-off will be owned by Ridgefield.

Immediately following the Spin-off, Bio-Medical will have 1,140,773 shares of common stock, par value $.001 per share issued and outstanding, and no shares of preferred stock issued and outstanding. After the Spin-off the shares of Bio-Medical common stock will be owned by the shareholders of Ridgefield.

Common Stock

The holders of Bio-Medical common stock will be entitled to one vote for each share on all matters voted on by shareholders, including elections of directors, and, except as otherwise required by law or provided in any resolution adopted by Bio-Medical's Board of Directors with respect to any series of preferred stock, the holders of such shares will possess all voting power. Subject to any preferential rights of any outstanding series of Bio-Medical preferred stock created by Bio-Medical's Board of Directors from time to time, the holders of common stock will be entitled to such dividends as may be declared from time to time by Bio-Medical's Board of Directors from funds available therefore and upon liquidation will be entitled to receive pro rata the value of all assets available for distribution to such holders.

The holders of Bio-Medical common stock will have no preemptive rights. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which Bio-Medical may designate and issue in the future. All outstanding shares of Bio-Medical common stock are, and after the Spin-off will continue to be, fully paid and non-assessable.


Preferred Stock

Under the Articles of Incorporation, the Board of Directors of Bio-Medical has the authority, without further action by shareholders, to issue up to 5,000,000 shares of preferred stock. Bio-Medical's Board of Directors may issue preferred stock in one or more series and may determine the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon the preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and sinking fund terms, any or all of which may be greater than the rights of the common stock. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that common shareholders will receive dividend payments and payments upon liquidation. The issuance of preferred stock could also have the effect of decreasing the market price of the common stock and could delay, deter or prevent a change in control of Bio-Medical. Bio-Medical has no present plans to issue any shares of preferred stock.


Market Price

There is no present market for the securities of Bio-Medical and there can be no assurances that a market will develop for the securities of Bio-Medical. Bio-Medical plans on filing a registration statement with the U.S. Securities and Exchange Commission on Form 10-SB to register the issued and outstanding shares of Bio-Medical under the Securities Exchange Act of 1934. While Bio-Medical intends to use its best efforts to have the registration statement declared effective, there can be no assurances that the registration statement will be declared effective.

There have been no sales of the Bio-Medical common stock prior to the Spin-off. Since Bio-Medical was incorporated on March 3, 2003, Ridgefield has been the only shareholder of Bio-Medical.

Bio-Medical's Transfer Agent

Atlas Stock Transfer Corporation is the transfer agent for the securities of Bio-Medical.


Pro Forma Financial Statements for Bio-Medical

Prior to the Spin-off Date the financial statements of the Bio-Medical are consolidated with the financial statements of Ridgefield. Readers are referred to the audited financial statements for Ridgefield for the year ended December 31, 2005 that are included in Ridgefield's Annual Report on Form 10-KSB for the year ended December 31, 2005 which accompanies this Information Statement. The following un-audited pro forma financial statements for Bio-Medical are qualified by reference to Ridgefield's audited financial statements and the notes to Ridgefield's audited financial statements.

                          BIO-MEDICAL AUTOMATION, INC.
                             PROFORMA BALANCE SHEET


                                                                 May 10, 2006
                                                                 (Unaudited)
                                        ASSETS

CURRENT ASSETS

      Cash                                                        $    50,100
                                                                  -----------
      Total Assets                                                $    50,100
                                                                  ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

 Accounts payable and accrued expenses                            $         -
                                                                  -----------
      Total Liabilities                                           $         -
                                                                  -----------

STOCKHOLDERS' EQUITy
  Preferred Stock, $.01 par value; authorized - 5,000,000 shares
     Issued and outstanding - none                                          -
  Common Stock, $.001 par value; authorized - 30,000,000 shares
     Issued and outstanding - 1,140,773                                18,724
  Capital in excess of par value                                       50,000
    Retained Deficit                                                  (18,624)
                                                                   ----------
                                                                       50,100
                                                                   ----------
                                                                   $   50,100
                                                                   ==========

                          BIO-MEDICAL AUTOMATION, INC.
                                    PROFORMA
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                         May 10, 2006         June 30, 2003
                                                                    to
                                                              May 10, 2006

REVENUES

    Interest income                        $     123            $     123
                                           ---------            ---------
         Total Income                            123                  123

OPERATING EXPENSES
          General & Administrative                23                   23
        Patent write-off                          --               18,724
                                           ---------            ---------
         Total Operating Expenses                 --               18,747
                                           ---------            ---------

         Net Operating gain (loss)         $     100            $ (18,624)
                                           =========            =========

                          BIO-MEDICAL AUTOMATION, INC.
                                    PROFORMA
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)

                                                                Cumulative
                                                               Amounts from
                                            May 10, 2006       June 30, 2003
                                                                     to
                                                               May 10, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Income                                $    100          $    100
     Adjustment to reconcile net loss
     to net cash used in operating
     activities
             Write-off of patent                     --            18,724
                                               --------          --------
     Net cash provided by (used in)
        operating activities                        100           (18,624)


CASH FLOWS FROM FINANCING ACTIVITIES
Capital Contributed from Ridgefield
 Acquisition Corp.                               50,000            50,000
                                               --------          --------
         Net cash provided by financing
            activities                           50,000            50,000


NET (INCREASE) DECREASE IN CASH                  50,100            50,100

CASH, BEGINNING OF PERIODS                           --                --
                                               --------          --------

CASH, END OF PERIODS                           $ 50,100          $ 50,100
                                               ========          ========

                          BIO-MEDICAL AUTOMATION, INC.
                                    PROFORMA
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                        DECEMBER 31, 2003 to MAY 10, 2006



                                    Common Stock     Capital in  Accumulated    Total
                                -------------------  Excess of    Earnings   Stockholder's
                                  Shares    Amount   Par Value    (Deficit)     Equity

Balance, December 31, 2003      5,000,000   $18,724  $      --   ($ 18,724)          --
                                ---------   -------  ---------    ---------   ---------

 2004 Activity                         --        --         --          --           --
                                ---------   -------  ---------    ---------   ---------

Balance, December 31, 2004      5,000,000   $18,724  $      --   ($ 18,724)          --
                                =========   =======  =========    =========   =========

 Investment by Ridgefield
  Acquisition Corp.                     --       --     50,000           --      50,000

 Surrender of shares by
  Ridgefield Acquisition Corp.  (3,859,227)      --         --           --          --

  Net Income for period ended
    May 10, 2006                       --        --         --          100         100
                                ---------   -------  ---------    ---------   ---------

Balance, May 10, 2006           1,140,773   $18,724  $  50,000   ($ 18,624)  ($ 50,100)
                                =========   =======  =========    =========   =========

              RISK FACTORS RELATING TO BIO-MEDICAL AND THE SPIN-OFF

An investment in Bio-Medical common stock involves risk. You should carefully consider the following risk factors and all the other information contained in this information statement in evaluating Bio-Medical's business plans and Bio-Medical's common stock. Any of the following risks, if realized, could have a material adverse effect on the value of Bio-Medical's common stock.

Risk Relating to Bio-Medical's Business Plan

Bio-Medical's primary asset is the Patent. For a description of the Patent read the section "Description of Bio-Medical's Business," above. Bio-Medical's main business objective is to either develop the Patent and market products derived from the Patent or license the Patent to other businesses for use and development.

Bio-Medical hopes to either raise capital to pursue the development of the Patent or seek to find entities interested in the Patent for either a joint venture or licensing of the Patent. Bio-Medical believes the Patent offers a unique opportunity for the creation of devices for micro-manipulation in the bio-medical and bio-technical fields. Because of limited resources available to Bio-Medical, Bio-Medical has not been able to complete a more detailed analysis of the market potential for the Patent or potential competition.

Bio-Medical has no operating history upon which you can evaluate Bio-Medical's current or future performance. Accordingly, there can be no assurance that Bio-Medical's business strategy will be successful on a long-term basis. Bio-Medical may not be able to exploit the Patent as planned and may never be profitable. If Bio-Medical's business plans are not successful, Bio-Medical may not be able to continue operations as a going concern and Bio-Medical's shareholders may lose their entire investment in Bio-Medical.

Certain of Bio-Medical's competitors may have greater resources, or they may acquire greater resources. One or more of Bio-Medical's competitors may develop technologies and products that are more effective or which may cost less, or could potentially render Bio-Medical's patent noncompetitive or obsolete.

Following the Spin-off, Bio-Medical will seek to operate as a separate company. Bio-Medical has implemented procedures to support its current and future business plan, and its responsibilities as a company. However, these procedures may be inadequate and Bio-Medical may be required to develop or otherwise acquire other systems and infrastructure, or to obtain certain corporate services from Ridgefield, to support its current and future business plan. Bio-Medical may incur costs and expenses greater than those that Bio-Medical currently incurs as a result of Bio-Medical's separation from Ridgefield. These increased costs and expenses may arise from various factors, including financial reporting, costs associated with complying with federal securities laws (including compliance with the Sarbanes-Oxley Act of 2002), tax administration, attorney's fees and third-party related agreements.

Bio-Medical plans to exploit the Patent which may require funds in excess of its available cash and may require Bio-Medical to seek financing from third parties. In the past, Ridgefield has provided capital for Bio-Medical's general corporate purposes. After the Spin-off, Ridgefield will not provide funds to Bio-Medical. Without the opportunity to obtain financing from Ridgefield, Bio-Medical may in the future need to obtain additional financing from banks, or through public offerings or private placements of debt or equity securities, strategic relationships or other arrangements. If Bio-Medical raises funds through the issuance of equity, any preferred stock issued will have rights, preferences and privileges senior to those of holders of Bio-Medical common stock in the event of liquidation. If Bio-Medical raises funds through the issuance of equity, the issuance would dilute your ownership interest.


Bio-Medical Has Limited Resources

Bio-Medical has limited resources and has never had any revenues from operations. Bio-Medical will only earn revenues through the successful exploitation of the Patent. There can be no assurance that Bio-Medical will derive any revenues from the Patent. The current revenues of Bio-Medical may not be sufficient to fund the successful development and exploitation of the Patent. Based on Bio-Medical's limited resources, Bio-Medical may not be able to effectuate its business plan to exploit the Patent. There also can be no assurance that determinations ultimately made by Bio-Medical will permit Bio-Medical to achieve its business objectives.


Bio-Medical May Need Additional Financing in Order to Execute Its Business Plan

Bio-Medical cannot ascertain with any degree of certainty the capital requirements for the execution of its business plan. In the event that Bio-Medical's limited financial resources prove to be insufficient to develop and exploit the Patent, Bio-Medical may need to seek debt or equity financing. There can be no assurances that Bio-Medical will be able to obtain additional financing.


Additional Financing May Not Be Available to Bio-Medical

There can be no assurance that additional financing will be available to Bio-Medical on acceptable terms, or at all. To the extent that additional financing proves to be unavailable when needed, Bio-Medical would be limited in its attempts to successfully develop and exploit the Patent. Bio-Medical has no arrangements with any bank or financial institution to secure financing and there can be no assurance that any such arrangement, if required or otherwise sought, would be available on terms deemed to be commercially acceptable and in the best interests of Bio-Medical.

Bio-Medical May Not Be Able to Borrow Funds

While there currently are no limitations on Bio-Medical's ability to borrow funds, the limited resources of Bio-Medical and limited operating history will make it difficult to borrow funds. The amount and nature of any borrowings by Bio-Medical will depend on numerous considerations, including Bio-Medical's capital requirements, Bio-Medical's perceived ability to meet debt service on any such borrowings and the then prevailing conditions in the financial markets, as well as general economic conditions. There can be no assurance that debt financing, if required or sought, would be available on terms deemed to be commercially acceptable by and in the best interests of Bio-Medical. The inability of Bio-Medical to borrow funds required to effect or facilitate Bio-Medical's business plan may have a material adverse effect on Bio-Medical's financial condition and future prospects. Additionally, to the extent that debt financing ultimately proves to be available, any borrowings may subject Bio-Medical to various risks traditionally associated with indebtedness, including the risks of interest rate fluctuations and insufficiency of cash flow to pay principal and interest.


Uncertain Prospects of Technology Covered by Patent

Bio-Medical has never derived any revenues from the technology covered by the Patent and there can be no assurances that Bio-Medical will be able to derive any revenues from the exploitation of the Patent. Bio-Medical will attempt to research and develop a commercial application for the technology covered by the Patent. However there can be no assurances that Bio-Medical will be able to find a commercial application for the technology covered by the Patent. Even if Bio-Medical is able to develop a commercial application for the technology covered by the Patent, there can be no assurances that Bio-Medical will be able to successfully market such application.


Competition for the Patent

Bio-Medical expects to encounter competition from other entities in the medical device business with technology similar to that covered by the Patent. Many of these entities, including large drug and medical companies, bio-technology companies, venture capital partnerships and corporations, blind pool companies, large industrial and financial institutions, small business investment companies and wealthy individuals, are well-established and have extensive experience in connection with developing and exploiting medical technology and devices. Many of these competitors possess greater financial, technical, human and other resources than Bio-Medical and there can be no assurance that Bio-Medical will have the ability to compete successfully. Bio-Medical's financial resources will be limited in comparison to those of many of its competitors. There can be no assurance that such prospects will permit Bio-Medical to achieve its stated business objectives.

If Bio-Medical is not able to protect its intellectual property rights, it may not be able to compete as effectively

Bio-Medical possesses intellectual property rights in the Patent, including trademarks, copyrights, and applications for the above, as well trade secrets, manufacturing know-how, and other proprietary information. The intellectual property rights are sometimes subject to infringement or misappropriation by other organizations, and failing an amiable resolution, Bio-Medical may be forced to resort to legal proceedings to protect its rights in such intellectual property.


Steven N. Bronson is Critical to the Future Success of Bio-Medical

Steven N. Bronson is the Chairman, C.E.O. and President of Bio-Medical. The ability of Bio-Medical to successfully carry out its business plan develop and exploit the Patent will be dependent upon the efforts of Mr. Bronson and Bio-Medical's directors. Notwithstanding the significance of Mr. Bronson, Bio-Medical has not obtained any "key man" life insurance on his life. The loss of the services of Mr. Bronson could have a material adverse effect on Bio-Medical's ability to successfully achieve its business objectives. If additional personnel are required, there can be no assurance that Bio-Medical will be able to retain such necessary additional personnel.


Mr. Bronson Has Effective Control of Bio-Medical's Affairs

After the completion of the Spin-off, Mr. Bronson will own 826,116 shares of common stock of Bio-Medical, representing approximately 72% of the issued and outstanding shares of common stock and approximately 72% of the voting power of the issued and outstanding shares of common stock of Bio-Medical. In the election of directors, stockholders are not entitled to cumulate their votes for nominees. Accordingly, as a practical matter, Mr. Bronson may be able to elect all of Bio-Medical's directors and otherwise direct the affairs of Bio-Medical.


There Exist Conflicts of Interest Relating to
Mr. Bronson's Time Commitment to Bio-Medical

Mr. Bronson is not required to commit his full time to the affairs of Bio-Medical. Mr. Bronson will have conflicts of interest in allocating management time among various business activities. As a result, the business of Bio-Medical may be compromised. However, Mr. Bronson will devote such time as he deems reasonably necessary to carry out the business and affairs of Bio-Medical. Mr. Bronson provides critical leadership and direction to Bio-Medical, and his experience and expertise cannot be easily duplicated or replaced. Bio-Medical does not maintain any key-person life insurance policies. The loss of any of its senior management could seriously harm its business.

There Exist Risks to Stockholders Relating to Dilution:
Authorization of Additional Securities

Bio-Medical's Articles of Incorporation authorizes the issuance of 40,000,000 shares of common stock. Following the completion of the Spin-off, Bio-Medical will have 1,140,773 shares of common stock issued and outstanding and 38,859,227 authorized but unissued shares of common stock available for issuance. Although Bio-Medical has no commitments as of this date to issue its securities, Bio-Medical will, in all likelihood, issue a substantial number of additional shares in connection with or following a financing or other transaction. To the extent that additional shares of common stock are issued, Bio-Medical's stockholders would experience dilution of their ownership interests in Bio-Medical. Bio-Medical may use consultants and other third parties providing goods and services. These consultants or third parties may be paid in cash, stock, options or other securities of Bio-Medical. Bio-Medical may in the future need to raise additional funds by selling securities of Bio-Medical which may involve substantial additional dilution to the investors.


Bio-Medical is Authorized to Issue Preferred Stock

Bio-Medical's Articles of Incorporation authorizes the designation and issuance of 5,000,000 shares of preferred stock (the "Preferred Stock"), with such designations, powers, preferences, rights, qualifications, limitations and restrictions of such series as the Board of Directors, subject to the laws of the State of Nevada, may determine from time to time. Accordingly, the Board of Directors is empowered, without stockholder approval, to designate and issue Preferred Stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. In addition, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control. Although Bio-Medical does not currently intend to designate or issue any shares of Preferred Stock, there can be no assurance that Bio-Medical will not do so in the future. It is likely however, that following a merger, new management may issue such preferred stock, and it is possible that one or more series of preferred stock will be designated and/or issued in order to effectuate a merger or financing. As of this date, Bio-Medical has no outstanding shares of Preferred Stock and has not designated the rights or preferences of any series of preferred stock.

Conflicts of Interest

Bio-Medical will have potential conflicts of interest with Ridgefield after the Spin-off. Bio-Medical has overlapping directors and management with Ridgefield which may lead to conflicting interests. For example, at the time of the Spin-off, Steven N. Bronson will be serving on the board of directors of both Ridgefield and Bio-Medical. Mr. Bronson will owe fiduciary duties to both company's shareholders. Therefore, such persons may have conflicts of interest or the appearance of conflicts of interest with respect to matters involving or affecting each company. Moreover, after the Spin-off, most of the directors and officers will continue to own stock in both companies which they acquired prior to the Spin-off. These ownership interests could create, or appear to create, potential conflicts of interest when these individuals are faced with decisions that could have different implications for Bio-Medical and Ridgefield.


Certain adverse tax consequences could arise by reason of the Spin-off

Ridgefield and its Board of Directors has structured the Spin-off to qualify as a tax-free spin-off to its shareholders under Section 355 of the Internal Revenue Code of 1986, however there can be no assurances that the IRS will not determine that the Spin-off does not qualify as a tax free treatment. Accordingly, it is possible that Bio-Medical shareholders could recognize a taxable gain if the IRS were to assert that the Spin-off was taxable. See "U.S. Federal Income Tax Consequences of the Spin-off."


Risks Relating to Ownership of Bio-Medical's Common Stock

The stock issued in the Spin-off will be restricted stock and not publicly traded and as such will bear a restrictive legend. Bio-Medical's common stock has no prior public market and Bio-Medical cannot predict the price range in which it will trade if and when it does start trading in the future.

There is no present market for the securities of Bio-Medical and there can be no assurances that a market will develop for the securities of Bio-Medical. Bio-Medical intends on filing a registration statement with the U.S. Securities and Exchange Commission on Form 10-SB to register the issued and outstanding shares of Bio-Medical common stock under the Securities Exchange Act of 1934. While Bio-Medical intends to use its best efforts to have the registration statement declared effective, there can be no assurances that the registration statement will be declared effective.

Since there has never been a trading market for the shares of Bio-Medical's common stock, there can be no assurance as to the price at which Bio-Medical's common stock will trade. The securities of many companies have experienced extreme price and volume fluctuations in recent years, often unrelated to the companies' operating performance. Accordingly, Bio-Medical cannot predict whether the market price of Bio-Medical's common stock will be volatile.

It is likely that Bio-Medical will have little or no quarterly revenues and operating results may vary significantly in the future. It is also possible that in some future quarters, Bio-Medical's revenues and operating results will fall below Bio-Medical's expectations or the expectations of investors. If Bio-Medical does not meet these expectations, the price of Bio-Medical's common stock may decline significantly.


Bio-Medical Expects to Pay No Cash Dividends

Bio-Medical presently does not expect to pay dividends. The payment of dividends, if any, will be contingent upon Bio-Medical's revenues and earnings, if any, capital requirements, and general financial condition. The payment of any dividends will be within the discretion of Bio-Medical's then Board of Directors. Bio-Medical presently intends to retain all earnings, if any, to implement its business plan, accordingly, the Board of Directors does not anticipate declaring any dividends in the foreseeable future.


Investors Should Not Rely on Forward-Looking
Statements Because They Are Inherently Uncertain

This document contains certain forward looking statements that involve risks and uncertainties. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. These statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this document. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us and described on the preceding pages and elsewhere in this document.

 We believe it is important to communicate our expectations to our investors. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors listed above, as well as any cautionary language in this document, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this document could have a material adverse effect on our business, operating results, financial condition and stock price.

Description of the Spin-Off

General

Given the evolution of the distinct and highly competitive environments in which Ridgefield and Bio-Medical operate, Ridgefield believes the best way to enhance the success and maximize shareholder value of both companies over the long term is to enable each one to pursue its unique and focused strategy. After the Spin-off, Ridgefield will continue to focus on its acquisition strategy and Bio-Medical will focus on the development and exploitation of the Patent.

Ridgefield has declared a stock dividend, whereby each Ridgefield shareholder will receive one share of Bio-Medical common stock for each share of Ridgefield common stock held by the Ridgefield shareholder on April 28, 2006, the Record Date. The issuance of the stock dividend will effect the Spin-off of 100% of Bio-Medical common stock to Ridgefield shareholders on a pro rata basis. The dividend distribution will be effective no sooner than 20 days after the mailing of this Information Statement to the shareholders of Ridgefield and the date that Bio-Medicl's registration statement on Form 10-SB is declared effective by the U.S. Securities and Exchange Commission. Ridgefield anticipates mailing this Information Statement to our shareholders on May 30, 2006.


Manner of Effecting the Spin-off

Ridgefield's Board of Directors approved the Spin-off and declared the stock dividend at a meeting of the Board Directors on April 18, 2006. As a result of the Spin-off, each Ridgefield shareholder of record as of April 28, 2006 will receive one share of Bio-Medical common stock for every one share of Ridgefield common stock owned by such shareholders as of the Record Date. In order to be entitled to receive shares of Bio-Medical common stock in the Spin-off, Ridgefield shareholders must be shareholders at the close of regular business of the NASDAQ Over-the-Counter Bulletin Board on the Record Date.

Pursuant to the Spin-off, Ridgefield shareholders will receive stock certificates representing their shares of Bio-Medical common stock. The shares of Bio-Medical common stock being issued as a special stock dividend by Ridgefield pursuant to the Spin-off have not been registered under the Securities Act of 1933 and all of the stock certificates representing such securities will bear a restrictive legend in the form as set forth below:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO BIO-MEDICAL AUTOMATION, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Ridgefield shareholders will NOT be required to pay for shares of Bio-Medical common stock received pursuant to the Spin-off or to surrender or exchange shares of Ridgefield common stock in order to receive the shares of Bio-Medical common stock or to take any other action in connection with the Spin-off.

No vote of Ridgefield shareholders is required or sought in connection with the Spin-off.


Reasons for the Spin-off

Ridgefield's Board of Directors has determined that separating Bio-Medical from Ridgefield's other businesses in the form of a tax-free spin-off to Ridgefield shareholders of Bio-Medical common stock is appropriate and advisable for Ridgefield and its shareholders. Ridgefield's Board of Directors believes that Bio-Medical separation from Ridgefield will provide both companies with the opportunity to focus exclusively on their respective businesses. In addition, the separation will enable each company to enhance its strategic, financial and operational flexibility, particularly by opening financing opportunities in exploiting the Patent.

Ridgefield's Board of Directors considered a number of other factors in evaluating the Spin-off, including the reaction of Ridgefield shareholders to the Spin-off and the one-time and on-going costs of the Spin-off. Ridgefield's Board of Directors concluded that the potential benefits of the separation outweigh these factors, and that separating Bio-Medical from Ridgefield's other businesses in the form of a tax-free Spin-off to Ridgefield shareholders is appropriate and advisable for Ridgefield and its shareholders.


Results of the Spin-off

After the Spin-off, Bio-Medical will be a separate company. Immediately after the Spin-off, Bio-Medical expects to have approximately 660 record and beneficial shareholders of Bio-Medical common stock, and 1,140,773 shares of Bio-Medical common stock, par value $.001 per share, issued and outstanding. This figure reflects all options exercised by Ridgefield officers prior to the record date of the Spin-off for the purchase of Ridgefield common stock.


Bio-Medical Relationship with Ridgefield after the Spin-off

Following the Spin-off, Bio-Medical will be an independent company, and Ridgefield will not have any stock ownership interest in Bio-Medical.

Registration of the Securities of Bio-Medical

The securities of Bio-Medical Automation, Inc. being issued to Ridgefield's shareholders as a stock dividend pursuant to the Spin-off are restricted securities that have not been registered with the U.S. Securities and Exchange Commission and/or any state securities regulator. The stock certificate representing your shares of Bio-Medical common stock issued to Ridgefield shareholders pursuant to the stock dividend will bear a restrictive legend that states that the shares of Bio-Medical common stock have not be registered under the Securities Act of 1933 and that such shares may not be assigned, sold, transferred or conveyed absent registration or an exemption from registration.

There is no public market for Bio-Medical common stock and there can be no assurance that a market will develop for the shares of Bio-Medical common stock.

In conjunction with the Spin-off,+
+ Bio-Medical will file a registration statement with the U.S. Securities and Exchange Commission on Form 10-SB to register the shares of Bio-Medical common stock issued pursuant to the Spin-off. The special stock dividend of Bio-Medical common stock will be issued after Bio-Medical's registration statement on Form 10-SB is declared effective and at least 20 days after this Information Statement has been mailed to Ridgefield's shareholders. There can be no assurance that the registration statement will be declared effective.


Dissenters' Rights

Ridgefield shareholders have no dissenters' rights or appraisal rights in connection with the Spin-off.


U.S. Federal Income Tax Consequences of Spin-off

Ridgefield has not received a legal opinion as to the federal income tax treatment of the Spin-off. The Board of Directors' believe that the Spin-off will qualify as a transaction described in Section 355(a) of the Internal Revenue Code. There can be no assurance that the Spin-off will qualify for tax-free treatment under Section 355(a) of the Internal Revenue Code.

If the Spin-off were not to qualify as tax-free to Ridgefield shareholders, each Ridgefield shareholder who receives Bio-Medical common stock in the Spin-off would be treated as if such shareholder received a taxable dividend equal to the value of Bio-Medical common stock received in the Spin-off. If the Spin-off were not to qualify as tax-free to Ridgefield, a corporate level capital gains tax would be payable by Ridgefield based upon the difference between the fair market value of the stock distributed and Ridgefield's adjusted basis in the stock.

Assuming the Spin-off qualified as tax-free under Section 355 of the Internal Revenue Code no income gain or loss will be recognized by a Ridgefield shareholder as a result of the Spin-off. The aggregate basis of a shareholder's Ridgefield common stock and Bio-Medical common stock immediately after the Spin-off will be the same as the basis of the shareholder's Ridgefield common stock immediately before the Spin-off, allocated between Bio-Medical's common stock and Ridgefield's common stock in proportion to their relative fair market values.

U.S. Treasury regulations require each Ridgefield shareholder that receives Bio-Medical stock in the Spin-off to attach to the shareholder's U.S. federal income tax return for the year in which the Spin-off occurs a detailed statement setting forth information as may be appropriate to show the applicability of
Section 355 of the Internal Revenue Code. Ridgefield will provide Ridgefield shareholders who receive Bio-Medical stock in the Spin-off with the information necessary to comply with this requirement.

Assuming the Spin-off qualified as tax-free under Section 355 of the Internal Revenue Code, no material amount of gain or loss will be recognized by either Ridgefield or Bio-Medical as a result of the Spin-off.

The summary of the U.S. federal income tax consequences of the Spin-off set forth above does not address the U.S. federal income tax consequences that may apply to shareholders that are not U.S. holders and does not address all of the U.S. federal income tax consequences of U.S. holders that are subject to special treatment under the internal revenue code.


RIDGEFIELD SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE SPIN-OFF TO THEM, INCLUDING THE EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS.


Certain benefits of the Spin-off include:

Sharper Strategic Focus; Allocation of Capital Resources

We anticipate that the Spin-off will allow each company to focus exclusively on the unique opportunities facing its respective business. In addition, each company can devote more management time and attention toward meeting the unique needs of its respective goals. We believe this focused approach will allow each management team to make decisions more quickly and efficiently.


Greater Market Recognition of Bio-Medical Value

Ridgefield's Board of Directors believes that by standing as a separate entity Bio-Medical will be able to have direct access to capital. By eventually becoming a public company, Bio-Medical hopes to have a greater visibility in the equity markets through a simpler business model. This greater visibility could improve Bio-Medical's opportunities to obtain financing and lead to a greater valuation of Bio-Medical than may otherwise be accorded to it as a wholly owned subsidiary of Ridgefield.

Use of Bio-Medical Stock for Acquisitions

In the future, there may be opportunities for Bio-Medical to expand its strategic business through the acquisition of one or more complimentary businesses. There can be no assurance that at the time of the prospective acquisition that Bio-Medical would have the access to capital or resources to finance such an acquisition exclusively through its own reserves, through the issuance of equity securities or through debt financing. Bio-Medical may also have the flexibility of acquiring other businesses with its own capital stock, through debt financing, or through a combination of the two financing alternatives.


Reason for Furnishing this Information Statement

This Information Statement is being furnished solely to provide information to Ridgefield shareholders who will receive shares of Bio-Medical common stock in the Spin-off. It is not and is not to be construed as an inducement or encouragement to buy or sell any of Bio-Medical securities. We believe that the information contained in this Information Statement is accurate as of the date set forth on the cover. Changes may occur after that date and neither Ridgefield nor Bio-Medical undertake any obligation to update the information except in the normal course of Bio-Medical's respective public disclosure obligations.



                              AVAILABLE INFORMATION

If you have any questions about Ridgefield, the Spin-off and/or Bio-Medical, you may contact Ridgefield Acquisition Corp., Attn: Steven N. Bronson, at 100 Mill Plain Road, Danbury, Connecticut 06811.

Ridgefield is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

                       DOCUMENTS INCORPORATED BY REFERENCE

The following documents accompany this Information Statement and are incorporated herein by reference:

1. Ridgefield's Annual Report on Form 10- KSB for the year ended December 31, 2005, including the financial statements as filed with the United States Securities and Exchange Commission, accompanies this Information Statement and is incorporated herein by reference.

2. Ridgefield's Notice of Special Meeting of Shareholders to be held on June 16, 2006 and Proxy Statement, accompanies this Information Statement and are incorporated herein by reference.

Any shareholder who has not received a copy of Ridgefield's Annual Report on Form 10-KSB for the year ended December 31, 2005 and/or Ridgefield's Notice of Special Meeting of Shareholders to be held on June 16, 2006 and Proxy Statement and wishes to do so should direct a written request to the Company's President by mail at 100 Mill Plain Road, Danbury, Connecticut 06811.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to the Company's President by mail at 100 Mill Plain Road, Danbury, Connecticut 06811.


No person is authorized to give any information or to make any representations other than those contained in this Information Statement, and, if given or made, such information or representations must not be relied upon as having been authorized. Neither the delivery of this Information Statement nor any Spin-off of securities made hereunder shall imply that there has been no change in the information set forth herein or in Bio-Medical affairs since the date hereof.

Dated:   May 26, 2006
                                          By Order of the Board of Directors

                                          /s/ Steven N. Bronson

                                          Steven N. Bronson, Chairman